Sub-Item 77Q1(e): Copies of Any New or Amended Investment
Advisory Contracts

Amended Annex A dated May 4, 2016 to the Management
 Agreement dated April 16, 2013 is incorporated herein by reference to Exhibit (d)(3) to
Post-Effective Amendment No. 46 to the
Registrants Registration Statement on
Form N-1A filed with the Securities and
Exchange Commission on June 23, 2016
(Accession No. 0001193125-16-630220).